EXHIBIT 23.1



               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72302) of Entree
Corporation of our report dated June 27, 1996 appearing in this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

Milwaukee, Wisconsin
June 27, 1996